SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 30, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                       0-27122                94-2900635
(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
      of Incorporation)                                     Identification No.)

          150 Rose Orchard Way                                   95134
              San Jose, CA                                    (Zip Code)
 (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

           This report is being filed by Adept Technology, Inc. (the "Registrant") to announce that it has consummated the acquisition of a controlling interest in Meta Control Technologies, Inc., a Delaware corporation, on August 30, 2002.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)       Exhibits.

           The following exhibit is filed with this report on Form 8-K:



           Exhibit No.        Description
           ----------         -----------

           99.1 Press Release of the Registrant issued on September 13, 2002.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ADEPT TECHNOLOGY, INC.



Date:  September 13, 2002             By:       /s/  Michael W. Overby
                                        ----------------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer